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                                                                    EXHIBIT 99.2


                         [STEVEN R. LUDEMAN LETTERHEAD]



                                 July 22, 1999


The Sirena Apparel Group, Inc.
2825 South Santa Fe Avenue
Vernon, CA 90058


I hereby resign as a director of The Sirena Apparel Group, Inc. effective immediately.

The current circumstances make it impossible for me to continue to serve on the board.


                                   Very truly yours,


                                   /s/ STEVEN R. LUDEMAN
                                   ------------------------------------
                                   Steven R. Ludeman


cc: Robert E. Gooding, Jr., Esq.
    David A. Gill, Esq.
    Richard Matthews